UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington,  D.C.  20549
                             ----------------------

                                    FORM  8-K

                                 CURRENT  REPORT

  Pursuant  to  section  13  or  15(d) of the Securities Exchange Act of 1934

  Date  of  Report  (Date  of  earliest  event  reported):  September  27,2005


                                  Jane  Butel  Corporation
                                 ------------------------
             (Exact  name  of  Registrant  as  specified  in  its  charter)


      Florida                    000-50104                  65-0327060
 ------------------------  ------------------------       ---------------
(State  or  jurisdiction   (Commission  File  Number)      (IRS  Employer
   of  incorporation                                     Identification  No.)
   or  organization)


       620  North  Denning  Drive,  Suite  100,  Winter  Park,  FL     32789
       ---------------------------------------------------            -------
          (Address  of  principal  executive  offices)               (Zip  Code)


       Registrant's  telephone  number,  including  area  code:  (407)  622-5999


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item  3.02  Unregistered  Sales  of  Equity  Securities.

On September 27, 2005, we issued a warrant to purchase 100,000 shares of our common stock to Daniel Schuld for $150,000. Mr. Schuld is entitled to exercise the warrant at any time after the Securities and Exchange Commission declares a registration statement filed by us effective. The exercise price is $0.01 per share of common stock. The warrant expires on September 27, 2007.

The securities issued in the foregoing transaction were offered and sold in reliance upon exemptions from the Securities Act of 1933, registration requirements set forth in Section 4(2) of the Securities Act, and any regulations promulgated there under, relating to sales by an issuer not involving any public offering. No underwriters were involved in the foregoing sales of securities.

The foregoing description of the terms and conditions of the issuance of the warrant and shares of common stock are qualified in their entirety by, and made subject to, the more complete information set forth in the Common Stock Purchase Warrant included as exhibit 10.1, and incorporated herein by reference.

This report may contain forward-looking statements that involve risks and uncertainties. We generally use words such as "believe," "may," "could,"
"will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including our ability to implement our business plan, our ability to raise additional funds and manage our substantial debts, consumer acceptance of our products and other risks described in our reports filed with the Securities and Exchange Commission from time to time. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.


ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

EXHIBIT  NUMBER     DESCRIPTION
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10.1 Common Stock Purchase Warrant between the Company and Daniel Schuld, dated September 27, 2005.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Jane  Butel  Corporation
                                  ----------------------
                                   REGISTRANT



Date:  October  3,  2005            By:     /s/  Tania  Torruella
                                      -------------------------
                                      Tania  Torruella
                                      Chief  Executive  Officer